Exhibit 10.2

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (“Second Amendment”) is effective this 1st day of February 2022 by and between Brixmor Property Group Inc. (the “Company”) and Mark T. Horgan (“Executive”).

WHEREAS, Executive and the Company entered into an Employment Agreement dated May 11, 2016 as amended by First Amendment to Employment Agreement dated March 7, 2019 (as so amended, the “Employment Agreement”);

WHEREAS, Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and

WHEREAS, the parties now desire to further amend the Employment Agreement accordingly.

NOW, THEREFORE, in consideration of the premises above, the parties hereto agree as follows:

1.Section 1 of the Employment Agreement is hereby amended such that the Employment Term (as defined in the Employment Agreement) shall now end on May 20, 2025.

2.Section 3(a) of the Employment Agreement is hereby amended by replacing the figure $475,000 with the figure $575,000 in both places where such figure appears in Section 3(a).

3.Section 3(b) of the Employment Agreement is hereby amended by replacing the figure 56% with the figure 75%, the figure 75% with the figure 100% and the figure 100% with the figure 150%.

4.The last sentence of Section 3(d) of the Employment Agreement is hereby amended by replacing “2017” with “2022” and the figure $1,000,000 with the figure “$1,300,000.”

5.Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.

6.This Second Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

7.This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

8.This Second Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

BRIXMOR PROPERTY GROUP INC.

/s/ Steven F. Siegel
By:	Steven F. Siegel
Title:	Executive Vice President, General
Counsel and Secretary

EXECUTIVE

/s/ Mark T. Horgan